UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 23, 2015

ZOSANO PHARMA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36570	45-4488360
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

34790 Ardentech Court

Fremont, CA 94555

(Address of principal executive offices) (Zip Code)

(510) 745-1200

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 23, 2015, our wholly owned subsidiary, ZP Opco, Inc., entered into a First Amendment to Loan and Security Agreement with Hercules Technology Growth Capital, Inc. and Hercules Capital Funding Trust 2014-1. The First Amendment to Loan and Security Agreement amends the Loan and Security Agreement dated as of June 3, 2014 between ZP Opco, Inc. and Hercules Technology Growth Capital, Inc. Pursuant to the First Amendment, the principal amount of the secured term loan made available by Hercules under the Loan and Security Agreement increased to $15,000,000 and the term loan interest rate has been reduced to a per annum rate equal to the greater of (i) 7.95% plus the “prime rate” as reported in The Wall Street Journal minus 5.25% and (ii) 7.95%. The interest rate floats, and will be determined based on changes to the prime rate. We are using approximately $11,400,000 of the term loan funds advanced under the First Amendment to prepay all amounts owing under the secured promissory note dated April 26, 2012 made by us and held by BMV Direct SOTRS LP, one of our stockholders and an affiliate of the lessor of our offices in Fremont, California. ZP Opco is required to pay interest on the outstanding principal balance of the term loan on a monthly basis beginning July 1, 2015, with repayment of the $15,000,000 principal balance amortized in equal monthly installments of principal and interest beginning on July 1, 2016 (or January 1, 2017 if we and ZP Opco satisfy certain conditions), with all outstanding amounts (including a $351,136 end of term charge) due and payable on December 1, 2018. ZP Opco paid Hercules a non-renewable $75,000 facility charge upon entry into the First Amendment, and a legacy $100,000 end of term charge relating to the original $4,000,000 advance made under the Loan and Security Agreement in June 2014 is due and payable on June 1, 2017. This description of the First Amendment to Loan and Security Agreement is qualified in its entirety by reference to the full text of the First Amendment to Loan and Security Agreement, a copy of which is attached hereto as Exhibit 10.1.

On June 23, 2015, in connection with ZP Opco, Inc.’s entry into the First Amendment to Loan and Security Agreement, we entered into a Supplement to Joinder Agreement with Hercules Technology Growth Capital, Inc. and Hercules Capital Funding Trust 2014-1, pursuant to which we are bound by the terms of the First Amendment to Loan and Security Agreement. This description of the Supplement to Joinder Agreement is qualified in its entirety by reference to the full text of the Supplement to Joinder Agreement, a copy of which is attached hereto as Exhibit 10.2.

On June 23, 2015, in connection with ZP Opco, Inc.’s entry into the First Amendment to Loan and Security Agreement, we issued a Warrant Agreement to Hercules Technology Growth Capital, Inc., pursuant to which Hercules has the right to purchase 40,705 shares of our common stock at an exercise price of $7.37 per share. Hercules can exercise its purchase right under the Warrant Agreement, in whole or in part, at any time until June 23, 2020. The issuance of the Warrant Agreement to Hercules was exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as a sale not involving a public offering. This description of the Warrant Agreement is qualified in its entirety by reference to the full text of the Warrant Agreement, a copy of which is attached hereto as Exhibit 10.3.

On June 23, 2015, in connection with ZP Opco, Inc.’s entry into the First Amendment to Loan and Security Agreement, we entered into a First Amendment to Warrant Agreement with Hercules Technology Growth Capital, Inc. The First Amendment to Warrant Agreement amends the Warrant Agreement dated as of June 3, 2014 between us and Hercules Technology Growth Capital, Inc. to clarify the terms upon which we may terminate the Warrant Agreement in the event Hercules elects not to exercise the Warrant Agreement in connection with a qualified merger event. This description of the First Amendment to Warrant Agreement is qualified in its entirety by reference to the full text of the First Amendment to Warrant Agreement, a copy of which is attached hereto as Exhibit 10.4.

A copy of our press release dated June 29, 2015 announcing the First Amendment to Loan and Security Agreement with Hercules is attached hereto as Exhibit 99.1.

On June 24, 2015, ZP Opco, Inc. entered into a Sixth Amendment to Lease with BMR-34790 Ardentech Court LP. The Sixth Amendment to Lease amends the Lease dated as of May 1, 2007 between ZP Opco, Inc. and BMR-34790 Ardentech Court LP, as amended, for our offices at 34790 Ardentech Court in Fremont, California. Pursuant to the Sixth Amendment, the landlord’s option to recapture a specified portion of the leased premises (comprising approximately 29,348 square feet of the approximate total 55,588 square feet of leased premises) has been suspended and ZP Opco has the option until December 31, 2015 to extend the term of the lease by an additional 38 months to June 1, 2022 and pay rent on the total leased premises beginning April 1, 2016 at the rates set forth in the Sixth Amendment. This description of the Sixth Amendment to Lease is qualified in its entirety by reference to the full text of the Sixth Amendment to Lease, a copy of which is attached hereto as Exhibit 10.5.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

10.1	First Amendment to Loan and Security Agreement, dated as of June 23, 2015, between ZP Opco, Inc., Hercules Technology Growth Capital, Inc. and Hercules Capital Funding Trust 2014-1

10.2	Supplement to Joinder Agreement, dated as of June 23, 2015, between Zosano Pharma Corporation, Hercules Technology Growth Capital, Inc. and Hercules Capital Funding Trust 2014-1

10.3	Warrant Agreement, dated as of June 23, 2015, between Zosano Pharma Corporation and Hercules Technology Growth Capital, Inc.

10.4	First Amendment to Warrant Agreement, dated as of June 23, 2015, between Zosano Pharma Corporation and Hercules Technology Growth Capital, Inc.

10.5	Sixth Amendment to Lease, dated as of June 24, 2015, between ZP Opco, Inc. and BMR-34790 Ardentech Court LP

99.1	Press release dated June 29, 2015, entitled “Zosano Announces $15 Million Debt Financing”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOSANO PHARMA CORPORATION

Dated: June 29, 2015	By:	/s/ Vikram Lamba
Name: Vikram Lamba
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	First Amendment to Loan and Security Agreement, dated as of June 23, 2015, between ZP Opco, Inc., Hercules Technology Growth Capital, Inc. and Hercules Capital Funding Trust 2014-1

10.2	Supplement to Joinder Agreement, dated as of June 23, 2015, between Zosano Pharma Corporation, Hercules Technology Growth Capital, Inc. and Hercules Capital Funding Trust 2014-1

10.3	Warrant Agreement, dated as of June 23, 2015, between Zosano Pharma Corporation and Hercules Technology Growth Capital, Inc.

10.4	First Amendment to Warrant Agreement, dated as of June 23, 2015, between Zosano Pharma Corporation and Hercules Technology Growth Capital, Inc.

10.5	Sixth Amendment to Lease, dated as of June 24, 2015, between ZP Opco, Inc. and BMR-34790 Ardentech Court LP

99.1	Press release dated June 29, 2015, entitled “Zosano Announces $15 Million Debt Financing”

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